UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 2006

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                         1-9973                 36-3352497
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
      of Incorporation)                                     Identification No.)

         1400 Toastmaster Drive, Elgin, Illinois                 60120
        (Address of Principal Executive Offices)               (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure.

         On August 10, 2006, The Middleby Corporation issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

              (c) Exhibits.

Exhibit No.    Description
-----------    -----------

Exhibit 99.1   The Middleby Corporation press release dated August 10, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MIDDLEBY CORPORATION


Dated: August 10, 2006                          By:  /s/ Timothy J. FitzGerald
                                                     --------------------------
                                                        Timothy J. FitzGerald
                                                        Vice President and
                                                        Chief Financial Officer


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                                 Exhibit Index
                                 -------------

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      The Middleby Corporation press release dated August 10, 2006